Exhibit 10.1

JOINDER TO

LETTER AGREEMENT

The undersigned hereby agrees to become a party to the Letter Agreement, dated as of September 25, 2025, by and among American Exceptionalism Acquisition Corp. A, a Cayman Islands exempted company, AEXA Sponsor LLC, a Cayman Islands limited liability company and the other parties thereto (each, an “Insider” and collectively, the “Insiders”) (as amended from time to time, the “Agreement”), hereby accepts and agrees to be subject to, and comply with the terms, conditions and provisions of, the Agreement as an Insider thereunder, and shall be entitled to the rights and benefits and subject to the duties and obligations of an Insider thereunder.

Date: September 1, 2026

[Signature page follows]

DIRECTOR:

By:	/s/ Michael Teng
Name: Michael Teng

[Signature Page to Joinder to Letter Agreement]

THE COMPANY:

AMERICAN EXCEPTIONALISM CORP. A

By:	/s/ Steven Trieu
Name: Steven Trieu
Title: Chief Executive Officer

THE SPONSOR:

AEXA SPONSOR LLC
A

By:	/s/ Steven Trieu
Name: Steven Trieu
Title: Chief Executive Officer

[Signature Page to Joinder to Letter Agreement]